Exhibit 10.6

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT, dated as of January 22, 2014 (this “Agreement”), to the Credit Agreement (as heretofore amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), dated as of March 7, 2013, among LANDMARK APARTMENT TRUST OF AMERICA HOLDINGS, LP, a Virginia limited partnership (the “Borrower”), LANDMARK APARTMENT TRUST OF AMERICA, INC., a Maryland corporation (the “REIT”) and the other GUARANTORS from time to time party thereto, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has informed the Administrative Agent that it wishes to incur certain Indebtedness in an aggregate amount not to exceed $10,000,000 under a Line of Credit provided by Bank Hapoalim B.M., which Indebtedness will be guaranteed by the REIT and secured by a Lien on Equity Interests of certain other Loan Parties and cash collateral of up to $2,500,000 maintained in a bank account established with Bank Hapoalim B.M.; and

WHEREAS, the Required Lenders are willing, subject to the terms and conditions set forth herein, to permit the incurrence of such Indebtedness and the granting of such Liens.

NOW THEREFORE, subject to all of the terms and conditions set forth herein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

1.1 Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical location:

“Bank Hapoalim” means Bank Hapoalim B.M.

“BHI Cash Collateral” means cash described in Section 7.01(a)(xii)(y) that is pledged by the Borrower to Bank Hapoalim pursuant to the BHI Loan Documents.

“BHI Collateral” means the assets described in Section 7.01(a)(xii) that are pledged by the Borrower to Bank Hapoalim pursuant to the BHI Loan Documents.

“BHI Indebtedness” means the Indebtedness incurred by the Borrower and the REIT under or pursuant to the BHI Loan Documents.

“BHI Intercreditor Agreement” means the Intercreditor Agreement, dated as of January 22, 2014 entered into by and between Bank Hapoalim and the Administrative Agent.

“BHI Loan Documents” means, collectively, (i) the letter agreement, dated January 22, 2014, by and between BHI, the Borrower and the REIT, (ii) the Promissory Note, dated January 22, 2014, executed by the Borrower in favor of BHI, and (iii) all guaranties, security agreements, pledge agreements, and all other agreements, documents and instruments executed and/or delivered and/or at any time in connection with any of the foregoing.

“Collateral Subsidiaries” has the meaning specified in Section 7.01(a)(xii).

“Fifth Amendment” means the Fifth Amendment, dated as of January 22, 2014, to this Agreement, among the Borrower, the REIT, the other Guarantors, the Lenders and the Administrative Agent.

1.2 Section 7.01(a) of the Credit Agreement is hereby amended by (i) deleting “and” appearing at the end of clause (x) thereof and (ii) adding a new clause (xii) thereto which reads as follows:

(xii) Liens on the following assets pledged by the Borrower to Bank Hapoalim pursuant to the BHI Loan Documents (x) subject to the BHI Intercreditor Agreement, (1) the Borrower’s share of the profits and losses of the Subsidiaries of the Borrower listed on Exhibit A to the Fifth Amendment (collectively, the “Collateral Subsidiaries”) and the Borrower’s right to receive distributions of such Collateral Subsidiaries’ assets and (2) to the extent not included in the foregoing clause (1), all cash and other property (real and personal) now or hereafter distributed by the Collateral Subsidiaries with respect to the limited liability company interests and limited partnership interests in the Collateral Subsidiaries, the Borrower’s records with respect to the foregoing, and the proceeds of all of the foregoing and (y) cash of the Borrower maintained with Bank Hapoalim in an aggregate amount not to exceed at any time $2,500,000 securing Indebtedness permitted under Section 7.02(f).

1.3 Section 7.02 of the Credit Agreement is hereby amended by (i) deleting “and” appearing at the end of clause (d) thereof, (ii) replacing the period at the end of clause (e) thereof with “; and” and (iii) adding a new clause (f) thereto which reads as follows:

(f) the BHI Indebtedness; provided that the Loan Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.12 (as if such Indebtedness occurred on the last day of the most recently ended fiscal quarter prior to such occurrence); provided further that the aggregate outstanding principal amount of such Indebtedness shall not exceed at any time $10,000,000.

1.4 Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability of any Loan Party to (i) make Restricted Payments to the Borrower or any Guarantor, (ii) otherwise transfer property to the Borrower or any Guarantor (other than limitations contained in the BHI Loan Documents on the transfer of BHI Cash Collateral to a Guarantor) or to invest in any Guarantor, (iii) Guarantee the Obligations (or any portion thereof) or (iv) create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations or any portion thereof (other than limitations contained in the BHI Loan Documents on the creation of Liens on BHI Cash Collateral); provided, however, that this clause (iv) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(d) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; provided further that nothing in this Section 7.09 shall restrict the rights of the Permitted Investors, as holders of the Preferred Investment Preferred Stock, the Preferred Investment Partnership Units or the Preferred Investment Common Stock as set forth in any Preferred Investment Articles Supplementary, any Preferred Investment Designation or any Preferred Investment Common Stock, as applicable; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person. No Subsidiary Guarantor shall enter into any agreement or instrument or become subject to any restriction which could reasonably be expected to have a Material Adverse Effect or a Material Adverse Property Effect. No Loan Party has made any contract or arrangement of any kind the performance of which by the other party thereto would give rise to a Lien on any Collateral Property other than Permitted Encumbrances.

1.5 Clause (e) of Section 8.01 of the Credit Agreement is hereby amended by inserting “or in respect of the BHI Indebtedness” at the end of clause (i)(A) thereof, immediately following the phrase “Threshold Amount”.

SECTION 2. Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of the following, in each case in form and substance satisfactory to the Administrative Agent:

2.1 executed counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders; and

2.2 executed counterparts of the BHI Intercreditor Agreement duly executed by the Administrative Agent and Bank Hapoalim.

SECTION 3. Representations and Warranties. After giving effect to this Agreement, the Loan Parties, jointly and severally, reaffirm and restate the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects on and as of the date hereof with the same force and effect as if made on such date, except (i) to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification and (iii) that for purposes of this Section 3, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement. Each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:

(a) it has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b) other than any consent that has been obtained and is in full force and effect, no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement;

(c) this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d) no Default has occurred and is continuing; and

(e) the execution, delivery and performance of this Agreement will not (i) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (ii) violate any Law.

SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to (i) the Credit Agreement, as amended by this Agreement and (ii) all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 11.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, counsel to the Administrative Agent.

SECTION 6. Ratification.

(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

SECTION 7. Waivers; Amendments. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Required Lenders.

SECTION 8. References. All references to the “Credit Agreement”, “thereunder”, “thereof” or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9. Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.

SECTION 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 13. Loan Document. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document and that the failure of any of the Loan Parties to comply with the provisions of this Agreement shall constitute an Event of Default.

SECTION 14. Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

LANDMARK APARTMENT TRUST OF AMERICA HOLDINGS, LP

By:	Landmark Apartment Trust of America, Inc., its general partner

	By:	/s/ Stanley J. Olander, Jr.
	Name:	Stanley J. Olander, Jr.
	Title:	Chief Executive Officer

GUARANTORS:

LANDMARK APARTMENT TRUST OF AMERICA, INC.

By:	/s/ Stanley J. Olander, Jr.
Name:	Stanley J. Olander, Jr.
Title:	Chief Executive Officer

LANDMARK AT HERITAGE FIELDS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fifth Amendment to LATA Credit Agreement]

LANDMARK AT RIDGEWOOD PRESERVE, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

MANCHESTER PARK, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BAYMEADOWS PARTNERS, LLC

By:	Landmark Apartment Trust of America Holdings, LP, its manager

	By:	Landmark Apartment Trust of America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fifth Amendment to LATA Credit Agreement]

G&E APARTMENT REIT KEDRON VILLAGE,
LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BEAR CREEK PARTNERS, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

BEDFORD PARTNERS, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fifth Amendment to LATA Credit Agreement]

COTTONWOOD PARTNERS, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

PEAR RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

RIVERVIEW PARTNERS SC, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fifth Amendment to LATA Credit Agreement]

HAMPTON RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

CROWN RIDGE PARTNERS, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

LANDMARK AT COLLIN CREEK, LLC

By:	Landmark Apartment Trust of America
Holdings, LP, its manager

	By:	Landmark Apartment Trust of
America, Inc., its general partner

		By:	/s/ Stanley J. Olander, Jr.
		Name:	Stanley J. Olander, Jr.
		Title:	Chief Executive Officer

[Signature page to Fifth Amendment to LATA Credit Agreement]

LANDMARK AT BELLA VISTA, L.P.

By:	Landmark at Bella Vista GP, LLC, its general partner

	By:	Landmark Apartment Trust of America Holdings, LP, its manager

		By:	Landmark Apartment Trust of America, Inc., its general partner

			By:	/s/ Stanley J. Olander, Jr.
			Name:	Stanley J. Olander, Jr.
			Title:	Chief Executive Officer

[Signature page to Fifth Amendment to LATA Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Simon Stephens
Name:	Simon Stephens
Title:	Assistant Vice President

[Signature page to Fifth Amendment to LATA Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Simon Stephens
Name:	Simon Stephens
Title:	Assistant Vice President

[Signature page to Fifth Amendment to LATA Credit Agreement]

CITIBANK, N.A., as a lender

By:	/s/ John C. Rowland
Name:	John C. Rowland
Title:	Vice President

[Signature page to Fifth Amendment to LATA Credit Agreement]

EXHIBIT A

LANDMARK AT HERITAGE FIELDS, LLC

LANDMARK AT RIDGEWOOD PRESERVE, LLC

MANCHESTER PARK, LLC

BAYMEADOWS PARTNERS, LLC

G&E APARTMENT REIT KEDRON VILLAGE, LLC

BEAR CREEK PARTNERS, LLC

BEDFORD PARTNERS, LLC

COTTONWOOD PARTNERS, LLC

PEAR RIDGE PARTNERS, LLC

RIVERVIEW PARTNERS SC, LLC

HAMPTON RIDGE PARTNERS, LLC

CROWN RIDGE PARTNERS, LLC

LANDMARK AT COLLIN CREEK, LLC

LANDMARK AT BELLA VISTA, L.P.

EXHIBIT A